SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Pilgrim Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
____________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

____________________________________
4) Proposed maximum aggregate value of transaction:

____________________________________

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

October 13, 2015

Dear Stockholder:

We cordially invite you to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Pilgrim Bancshares, Inc (the “Company”). Our Annual Meeting will be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., Eastern time on Tuesday, November 24, 2015.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Baker Newman & Noyes, P. A., LLC (“BNN”) as our independent registered public accounting firm for the year ending December 31, 2015, the approval of the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of Pilgrim Bancshares and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, “FOR” the ratification of the appointment of BNN as our independent registered public accounting firm for the year ending December 31, 2015 and “FOR” approval of the Company’s 2015 Equity Incentive Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Francis E. Campbell
President and Chief Executive Officer

Pilgrim Bancshares, Inc.
40 South Main Street
Cohasset, Massachusetts 02025
(781) 383-0541

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, November 24, 2015

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Pilgrim Bancshares, Inc. (the “Company”) will be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., on Tuesday, November 24, 2015.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of three directors of Pilgrim Bancshares, Inc.;

2.	The ratification of the appointment of Baker Newman & Noyes, P. A., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

3.	The approval of the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 5, 2015 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on http://www.cfpproxy.com/PLRM.

BY ORDER OF THE BOARD OF DIRECTORS

Edward T. Mulvey, Corporate Secretary

Cohasset, Massachusetts

October 13, 2015

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

of

Pilgrim Bancshares, Inc.

40 South Main Street
Cohasset, Massachusetts 02025
(781) 383-0541

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, November 24, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pilgrim Bancshares, Inc. (the “Company”) to be used at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., Eastern time, on Tuesday, November 24, 2015, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 13, 2015.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on October 5, 2015 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,247,589 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

1

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

As to the approval of the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the 2015 Equity Incentive Plan.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP Plan. If you participate in the Pilgrim Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Pilgrim Bancshares common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions is November 17, 2015.

2

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of October 5, 2015, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1), (2)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Pilgrim Bank ESOP Trust, 2321 Kochs Lane, P.O. Box 4005, Quincy, IL 62305	179,807	(3)	8.00%

Wellington Management Group LLP, 280 Congress Street, Boston, MA 02210	215,911	(4)	9.61%
Wellington Management Group LLP
Wellington Trust Company, NA
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio

Maltese Capital Management LLC, 150 East 52nd Street, 30th Floor, New York, New York 10022	124,675	(5)	5.55%

Directors and Executive Officers

Francis E. Campbell, President, Chief Executive Officer and Chairman of the Board	19,750	(6)	*
Melissa J. Browne, Director	10,000	(7)	*
J. Michael Buckley, Director	2,150	(8)	*
Steven T. Golden, Director	20,000	(9)	*
Ronald H. Goodwin, Director	10,000	(10)	*
Mary E. Granville, Director	20,000	(11)	*
Charles J. Humphreys, Director	1,000	(12)	*
Brian W. Noonan, Director	9,000	(13)	*
Joseph P. Reilly, Director	11,000	(14)	*
Christopher G. McCourt, Senior Vice President, Chief Financial Officer and Treasurer	15,550	(15)	*
Joan A. MacIntyre, Senior Vice President and Chief Information Officer	1,000	(16)	*
Nancy J. Joseph, Vice President / Residential Loan Officer	300	(17)	*
Stephen K. Lucitt, Vice President / Commercial Loan Officer	5,200	(18)	*
Edward T. Mulvey, Secretary and Clerk	6,000	(19)	*

All directors and executive officers as a group (14 persons)	130,950		5.83%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	5,994 shares held in our employee stock ownership plan have been allocated to participant accounts.
(3)	Based on Schedule 13G filed January 28, 2015 showing ownership as of December 31, 2014.
(4)	Based on Schedule 13G filed February 12, 2015 showing ownership as of December 31, 2014.
(5)	Based on Schedule 13G filed February 17, 2015 showing ownership as of December 31, 2014.
(6)	Includes (i) 1,000 shares of common stock held directly by Mr. Campbell, (ii) 16,750 shares of common stock held in Mr. Campbell’s IRA account, (iii) 600 shares of common stock held in the name of Mr. Campbell’s wife’s IRA account, (iv) 500 shares of common stock in the name of Mr. Campbell’s son and (v) 900 shares of common stock for Mr. Campbell as custodian of the shares in the name of Mr. Campbell’s grandson.
(7)	Comprised of 10,000 shares of common stock held directly by Ms. Browne.
(8)	Comprised of 2,150 shares of common stock held directly by Mr. Buckley.

(9)	Comprised of 20,000 shares of common stock held in Dr. Golden’s IRA account.
(10)	Comprised of 10,000 shares of common stock held directly by Mr. Goodwin.

3

(11)	Comprised of 20,000 shares of common stock held directly by Ms. Granville.
(12)	Comprised of 1,000 shares of common stock held directly by Mr. Humphreys.
(13)	Includes (i) 8,000 shares of common stock held in Mr. Noonan’s IRA account, (ii) 500 shares of common stock held in the name of Mr. Noonan’s wife and (iii) 500 shares of common stock held in the name of Mr. Noonan’s daughter.
(14)	Includes (i) 10,000 shares of common stock held in Mr. Reilly’s IRA account and (ii) 1,000 shares of common stock held directly by Mr. Reilly’s wife.
(15)	Includes (i) 2,400 shares of common stock held directly by Mr. McCourt, (ii) 12,500 shares of common stock held in Mr. McCourt’s IRA account and (iii) 650 shares of common stock held in Mr. McCourt’s wife’s IRA account.
(16)	Includes (i) 143 shares of common stock held directly by Mrs. MacIntyre and (ii) 857 shares of common stock held in Mrs. MacIntyre’s IRA account.
(17)	Comprised of 300 shares of common stock held directly by Ms. Joseph.
(18)	Includes (i) 100 shares of common stock held directly by Mr. Lucitt and (ii) 5,100 shares of common stock held in Mr. Lucitt’s IRA account.
(19)	Comprised of 6,000 shares of common stock held directly by Mr. Mulvey.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of nine members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Steven T. Golden, Ronald H. Goodwin and Mary E. Granville, each to serve as directors for three-year terms. Each of the nominees is currently a member of the Board of Directors, and each has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

4

The following table sets forth certain information regarding the Company’s directors.

Name	Age at October 5, 2015	Position	Current Term Expires	Director Since(1)

Nominees

Steven T. Golden	64	Director	2015	1997
Ronald H. Goodwin	64	Director	2015	1998
Mary E. Granville	63	Director	2015	2007

Directors Continuing in Office

Francis E. Campbell	61	President, Chief Executive Officer and Chairman of the Board	2016	2002
Charles J. Humphreys	73	Director	2016	1971
Joseph P. Reilly	64	Director	2016	2004
Melissa J. Browne	59	Director	2017	2007
J. Michael Buckley	52	Director	2017	2005
Brian W. Noonan	69	Director	2017	1998

(1)	Includes service on the Board of Directors of Pilgrim Bank.

The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Pilgrim Bank (the “Bank”). Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Nominees

Steven T. Golden is a physician, part of Cohasset Family Practice, a family medical practice that has been operating in Cohasset since 1981. This is part of Healthcare South, P.C., a primary care group practice with 10 sites where he holds the position of President and Medical Director. He holds a degree in Biology from Harvard University and a degree in medicine from the Upstate Medical School, Syracuse, New York. He is an active member of the Massachusetts Medical Society, Massachusetts Academy of Family Physicians, and the American Academy of Family Physicians. He is a diplomate of the American Board of Family Medicine and serves on numerous committees of these organizations which promote quality and cost effective medical care. He has been the school physician in Cohasset, Massachusetts for many years. Dr. Golden was selected to serve as a Director because his experience managing his own business provides insight with respect to general business operations and because his service to the community provides unique perspective on the needs of customers in our market area.

Ronald H. Goodwin is the owner of Goodwin Graphics, Inc., a screen-printing and graphics business that he founded in 1976. Mr. Goodwin studied fine arts at the Maryland Institute College of Art in Baltimore, Maryland and The School of The Museum of Fine Arts in Boston. He is a current member of the Hingham Lions Club and numerous trade associations. He has previously served as commissioner and Chairman of the Cohasset Water Department, as a Paul Harris fellow and president of the Cohasset Rotary Club, a director of the South Shore Art Center, a director of the Cohasset Chamber of Commerce and a director of Cohasset Lightkeepers Corporation. Mr. Goodwin was selected to serve as a Director because his experience founding managing his own business provides insight with respect to general business operations as well as experience reviewing financial statements.

5

Mary E. Granville is President of The Appraisers Collaborative. Established in 1980, the firm provides valuation and appraisal services to a wide variety of clients with respect to residential, commercial and industrial properties. Prior to that, she worked for Frank D. Pietroski, MAI, Appraisers and Consultants. She holds a degree in Education from The University of Massachusetts and is certified by the Commonwealth of Massachusetts as a Certified General Appraiser and holds both the SRA designation from The Appraisal Institute and the MRA designation from The Massachusetts Board of Real Estate Appraisers. Additionally, she has been awarded The William D. Stewart Award for outstanding contributions to the Massachusetts Board of Real Estate Appraisers. Currently, she serves as Chairman of the Cohasset Board of Assessors and is a Professional member of the Cohasset Community Garden Club. Ms. Granville also has served as a member of Compliance Committee for The Massachusetts State Board of Registration for real estate appraisers. Ms. Granville was selected to serve as Director because of extensive experience in the appraisal and valuation industries and provides a unique perspective with regard to the underwriting risks associated with our lending practices and valuable insight into trends in real estate in our market area.

Directors Continuing in Office

Francis E. Campbell is our President and Chief Executive Officer and serves as Chairman of our Board of Directors. He has been employed with Pilgrim Bank since 1999 in a variety of roles, including CFO and Senior Loan Officer. He has served as President and Chief Executive Officer since 2002 and Chairman of the Board since 2007. Mr. Campbell has over 35 years of community banking experience. Mr. Campbell holds a degree in Business Administration from St. Michael’s College and an MBA from Suffolk University. Mr. Campbell has extensive ties to the community that support our business generation, including service with the South Shore Elder Services, Cohasset Chamber of Commerce, South Shore Chamber of Commerce, South Shore Hospital Foundation and Presidents’ Circle, Cohasset Council on Elder Affairs Advisory Board and the Jeffrey Coombs 9/11 Foundation Board of Trustees. He serves on the Board of Trustees and as Chairman of the Finance Committee for the Cooperative Banks Employees Retirement Association. He previously served as a member of the Administrative Committee of the American Banking Association America’s Community Bankers Council and currently serves on the Membership Council. He is also a member of the Massachusetts Bankers’ Association Community Bank Committee. Mr. Campbell was selected to serve as a Director because his extensive experience in a variety of roles at Pilgrim Bank and other community banking institutions provides a broad and unique perspective on the challenges facing our organization and on our business strategies and operations.

Charles J. Humphreys is principal of C. J. Humphreys Law Offices, which provides legal services to businesses and individuals in our market area. Prior to founding the firm in 1978, he was an attorney with Thaxter, Beckwith, Humphreys & Henderson from 1969 to 1978. He holds a Bachelor’s degree in Economics from Boston College, and a Juris Doctor from Boston College Law School. Mr. Humphreys serves as a Director of MASSA Products Corporation, a private company. Mr. Humphreys was selected to serve as a Director because his extensive experience as a business attorney provides a unique perspective on our business and operations, because his client service and his community service provide insight into the needs of members of our community as well as economic and other trends developing in our market area and because his 44 years of service on the Board of Directors of Pilgrim Bank provide a unique insight into the challenges that might face us in a variety of economic environments.

6

Joseph P. Reilly has been the owner and principal of Joseph P. Reilly Inc., a consulting firm providing tax, accounting and other services to small businesses, for 19 years. He holds a Bachelor of Arts degree from Boston College and an MBA from the University of Rhode Island. Mr. Reilly serves on the Board of Directors of MASSA Products Corporation, a private company. Mr. Reilly was selected to serve as a Director because his experience managing his own business and his experience providing tax and accounting services provides insight with respect to general business operations as well as experience reviewing financial statements.

Melissa J. Browne is a principal of MJB Agency, a marketing, communications and public relations firm, and is a licensed realtor with Coastal Countryside Properties. She has over 25 years’ experience in the investment advisory, brokerage, mortgage banking and financial services industries. She has served as Chief Operating Officer of NAIOP Massachusetts, a real estate trade organization, Senior Vice President, Director and Partner of Colliers Meredith & Grew, a commercial real estate firm, Managing Director of Holliday Fenoglio Folwer, L.P., a national real estate capital markets intermediary, and in various roles with Lend Lease Real Estate Investments, AEW Capital Management, The Boston Company Real Estate Counsel, Inc. and The Langelier Company. Ms. Browne is also a Director of The Hingham Mutual Fire Insurance Company. She holds a bachelor’s degree in Foreign Service from Georgetown University, a CPM Designation from the Institute of Real Estate Management in Chicago, and is a licensed Massachusetts real estate salesperson. She has served in a number of roles at various community organizations, including the United Way Women’s Leadership Breakfast, the Warren Group Advisory Board, the Scituate Animal Shelter and the Francis Ouimet Scholarship Fund. She is currently a member of Cohasset’s Emergency Response Team and chair of the town’s Police Citizens Liaison Board. Ms. Browne was selected to serve as a Director because her experience in commercial real estate brings a unique perspective to our operations, particularly, her experience in marketing and public relations provides insight into our marketing efforts in the community and because her extensive involvement in our community provides insight into the needs of customers in our community, particularly real estate lending needs.

J. Michael Buckley is currently the Town Accountant for the towns of Hull and Pembroke, Massachusetts, and until 2010 served as the Finance Director of the Town of Cohasset, Massachusetts. Prior to that, he was employed by the towns of Hingham and Westport, Massachusetts. Mr. Buckley holds a Bachelor of Science in Accounting Degree from Northeastern University. Mr. Buckley was selected to serve as a Director because his extensive experience in municipal finance provides a unique perspective with respect to the preparation and review of our financial statements, the supervision of our independent auditors and the review and oversight of our financial controls and procedures and our accounting practices. In addition, his service to municipalities in our market area provides insight on the business environment and needs of customers in our market area.

Brian W. Noonan served as the Chief of Police of the Town of Cohasset from March 1993 until his retirement in March 2002, and on the police force of the Town of Cohasset since August 1974. Mr. Noonan is President of the Cohasset Lightkeepers Corporation and a member of the Cohasset Police Relief Association. Mr. Noonan was selected to serve as a Director because his years of service as a law enforcement officer in our community provides extraordinary insight into the economic and business needs of our community, as well as insight into where we can best serve our community in other ways, including charitable donations.

7

Executive Officers Who Are Not Directors

Christopher G. McCourt has been employed by Pilgrim Bank since May 2011 and is currently serving as Senior Vice President, Chief Financial Officer and Treasurer. He has over 30 years of experience in the financial services industry, having served in various financial positions at Bank of America from 2004 to 2011 and at Fleet Bank and its predecessors from 1982 to 2004. Mr. McCourt holds a degree in Accounting and Marketing from Boston College, and an MBA from Bentley University. His responsibilities include the management and supervision of Pilgrim Bank’s accounting and financial reporting and retail division and consumer lending. Mr. McCourt oversees the preparation of financial statements and budgets, capital planning initiatives, and the asset/liability and investment management function. Mr. McCourt volunteers for the Friends of the Homeless of the South Shore and the Scituate Community Christmas organization.

Joan A. MacIntyre has been employed by Pilgrim Bank since April 2008, and is currently serving as Senior Vice President and Chief Information Officer. She has previously served as Controller and Vice President of Internal Audit of Pilgrim Bank. Ms. MacIntyre has over 33 years of experience in the financial services industry and community banking. She previously served as Vice President, Director of Risk Management at Finance and Thrift Co., Porterville, California, from 2005 to 2008, and, before that, as a banking consultant from 1996 to 2005. Ms. MacIntyre holds a degree in History and Political Science from Bridgewater University. She is responsible for overseeing Pilgrim Bank’s back office deposit and loan operations, as well as information technology and compliance. Ms. MacIntyre is also the BSA Officer. Ms. MacIntyre is a major contributor to the Plymouth, MA, Salvation Army and is a supporter of the Leukemia and Lymphoma Society. In previous years, Ms. MacIntyre was a member of the Bank’s Relay for Life Team, assisting at the annual events and donating items to be raffled.

Nancy J. Joseph is the Vice President and Residential Loan Officer and has been employed by Pilgrim Bank since 2003, previously serving as Assistant Vice President of Residential Lending. Ms. Joseph has 27 years of experience in community banking. She previously served as Assistant Vice President, Mortgage Servicing Manager at People’s Bank from 1993 to 2002. She is responsible for overseeing the origination, underwriting, processing and collections of our one- to four-family residential mortgage loan portfolio. Ms. Joseph has been involved with a number of charitable organizations throughout her career, including Habitat for Humanity out of Buzzards Bay, Relay for Life in both Cohasset and Marion, A Helping Paw in Wareham, Credit for Life – a High School Program at Massasoit Community College, Labs4Rescue, and Junior Achievement in New Bedford. Ms. Joseph is also a Massachusetts Notary Public.

Stephen K. Lucitt joined Pilgrim Bank as the Vice President and Commercial Loan Officer in October 2012. Mr. Lucitt has more than 20 years of experience in community banking. Prior to that, he served as Vice President and Commercial Loan Officer of Mercantile Bank from 2003 to 2012. Mr. Lucitt holds a degree in Business Administration from the University of Southern California, an MBA from Suffolk University, and a post-graduate degree from Stonier Graduate School of Banking. He is responsible for overseeing the origination, underwriting, credit administration and management of our commercial loan portfolio. Mr. Lucitt has been recognized by the U.S. Small Business Administration as the top lender in Massachusetts for his role in implementing the Americas Recovery Capital (ARC) Loan Program and was awarded the Corporate Partner at Work by Interseminarian Project Place of Boston for his work to help end homelessness. He has served on Boards of Non-Profits such as the Dianne DeVanna Center and volunteers for various local community organizations including Habitat for Humanity, the American Red Cross, the Community Re-entry for Women (CREW) Program and the Pine Street Inn. Mr. Lucitt has also developed and presented financial literacy programs to Family Services of Greater Boston and Boston school students. He has served as President of the USC New England Alumni Club and is active in the South Shore Chamber of Commerce and the Cohasset Chamber of Commerce.

Edward T. Mulvey is the Clerk of Pilgrim Bank and the Secretary of Pilgrim Bancshares, Inc. He has served in that role since 2008. He also served in a variety of other roles at Pilgrim Bank, including Chairman, President and Chief Executive Officer, in more than 50 years of service to the organization. Mr. Mulvey retired in 2000 as Chief Executive Officer, retired as Chairman in 2007, and retired as a Director in 2008. Most recently, Mr. Mulvey served as President of South Shore Elder Services and a member of the Board of Directors of Cohasset Council on Elder Affairs.

8

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During 2014, the Board of Directors of Pilgrim Bank met 10 times and the Board of Directors of Pilgrim Bancshares, which was incorporated in February 2014 and did not become the bank holding company of Pilgrim Bank until the closing of the mutual to stock conversion in October 2014, met three times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

The Board of Directors of Pilgrim Bancshares has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at www.bankpilgrim.com.

Board Independence

The Board of Directors has determined that each of the Company’s directors, with the exception of director Francis E. Campbell, is “independent” as defined in the listing standards of the Nasdaq Stock Market which the Company chooses to follow for purposes of such determination. Mr. Campbell is not independent because he is an executive officer of the Company.

In determining the independence of the other directors, the Board of Directors considered the following facts. During the year ended December 31, 2014 and 2013, C. J. Humphreys Law Offices, a law firm of which Director Humphreys is a partner, received payments of $0 and $2,144, respectively, for title insurance agent and attorney closing fees in connection with the closing of certain loans originated by Pilgrim Bank. Although these fees were paid by the borrower, Pilgrim Bank referred the law firm. The Board of Directors determined that the payment of market rates for title insurance agent and closing attorney fees does not interfere with Mr. Humphreys’ exercise of independent judgment in carrying out his responsibilities as a director. In addition, Mr. Humphreys resigned as general counsel and conveyancing attorney for Pilgrim Bank effective January 1, 2014.

Board Structure and Risk Oversight

Our Board of Directors is chaired by Francis E. Campbell, who is also our President and Chief Executive Officer. We believe our governance structure is appropriate given the size, limited market area and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with any affiliate of Mr. Campbell. As President and Chief Executive Officer of the Company and Pilgrim Bank, and having been employed by Pilgrim Bank in various roles for 15 years, Mr. Campbell is well positioned to understand the challenges faced by our organization. As a result, he can set our strategic direction, provide day-to-day leadership, and also set the agenda of the Board of Directors. We understand the risk that an inside Chairman could theoretically manage the Board of Directors’ agenda to limit the consideration of important issues relating to management.

9

To minimize the risk involved with having a joint Chairman and Chief Executive Officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our independent audit and internal controls. In addition, we have appointed Steven T. Golden, who has served as a director of Pilgrim Bank since 1997, as Vice Chairman of the Company. The Vice Chairman provides a source of leadership that is complimentary to that provided by the Chairman, but is independent of management. The Vice Chairman is responsible for providing input with respect to the preparation of agendas for meetings of the Board of Directors and committees, working with the Chairman and the corporate secretary to ensure that the Board of Directors has adequate resources and information to support its activities, serving as chair of Board of Directors meetings in the Chairman’s absence, educating the Board of Directors as to its responsibilities, chairing meetings of the independent directors and serving as a liaison between the Board of Directors and management and among individual directors. We intend to rotate the position of Vice Chairman every three years.

The Board of Directors is actively involved in oversight of risks that could affect Pilgrim Bancshares, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Pilgrim Bancshares, Inc. as well as through internal and external audits. Risks relating to the direct operations of Pilgrim Bank are further overseen by the Board of Directors of Pilgrim Bank, who are the same individuals who serve on the Board of Directors of Pilgrim Bancshares, Inc. The Board of Directors of Pilgrim Bank also has additional committees that conduct risk oversight separate from Pilgrim Bancshares, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Steven T. Golden, who serves as Chairman, Ronald H. Goodwin and Brian W. Noonan, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is available on our website at www.bankpilgrim.com. Because the Company was not incorporated until February 2014 and did not become the holding company of Pilgrim Bank until October 2014, the Nominating and Corporate Governance Committee did not meet during 2014.

The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and.

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

10

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to the Company’s Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

11

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	All information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of the Company;

•	An affidavit that the candidate would not be disqualified under the provisions of Article II, Section 12 of the Company’s Bylaws;

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, a stockholder’s notice must be delivered or mailed to and received by the Secretary at the principal executive office of the Company not less than 110 days nor more than 120 days prior to prior to the anniversary of the prior year’s annual meeting of stockholders; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice also shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The advance notice periods provided in this paragraph, once established by the initial notice or public disclosure of a date for the annual meeting of stockholders, shall remain in effect regardless of whether a subsequent notice or public disclosure shall provide that the meeting shall have been adjourned or that the date of the meeting shall have been postponed or otherwise changed from the date provided in the initial notice or public disclosure. With respect to the first annual meeting of stockholders of the Company, notice by the stockholder shall be timely if delivered or mailed to and received by the Secretary of the Company not later than the close of business on the later of (i) the 120th day prior to the date of the annual meeting and (ii) the 10th day following the day on which public disclosure of the date of the annual meeting is first made.

The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement.

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 40 South Main Street, Cohasset, Massachusetts 02025. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

12

•	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics is posted on the Company’s website at www.bankpilgrim.com A copy of the Code will be furnished without charge upon written request to the Secretary of the Company, 40 South Main Street, Cohasset, Massachusetts, 02025.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. It is expected that all of our directors will attend the 2015 Annual Meeting. We did not hold an annual meeting in 2014.

Compensation Committee

The members of the Compensation Committee are directors Joseph P. Reilly, who serves as chairman, Melissa J. Brown and J. Michael Buckley, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met eight times in 2014.

The Compensation Committee approves the compensation objectives for the Company and Pilgrim Bank and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Campbell does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

The Compensation Committee operates under a written charter which can be found on our website at www.bankpilgrim.com.

13

Audit Committee

The Company’s Audit Committee consists of directors Joseph P. Reilly, who serves as Chairman, J. Michael Buckley, Ronald H. Goodwin and Charles J. Humphreys, each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Mr. Buckley qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.bankpilgrim.com. The Audit Committee met 12 times during 2014.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2014;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Joseph P. Reilly (Chairman)

J. Michael Buckley

Ronald H. Goodwin

Charles J. Humphreys

14

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2014, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to, or earned by, Mr. Campbell, who serves as our Chairman, President and Chief Executive Officer, Mr. McCourt, who serves as our Senior Vice President, Chief Financial Officer and Treasurer and Ms. MacIntyre, who serves as our Senior Vice President and Chief Information Officer for the years ended December 31, 2014 and December 31, 2013. We refer to these individuals as “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	All Other Compensation ($)		Total ($)

Francis E. Campbell	2014	245,000	35,000	74,416	(2)	354,416
Chairman, President and Chief Executive Officer	2013	230,000	30,000	26,160		286,160

Christopher G. McCourt	2014	138,000	12,000	12,198	(3)	162,198
Senior Vice President, Chief Financial Officer and Treasurer	2013	126,700	9,000	6,751		142,451

Joan A. MacIntyre	2014	119,000	10,000	10,592	(3)	139,592
Senior Vice President and Chief Information Officer	2013	115,000	9,000	6,142		130,142

(1)	Represents a discretionary bonus payment awarded to each Named Executive Officer. See “Bonus Program” for additional information.
(2)	The amounts represent (a) the taxable portion of the car allowance of $6,832 paid to Mr. Campbell in 2014; (b) $3,300 paid by the Bank in 2014 to Thorney Lea Golf Club for both business and personal use; (c) contributions of $13,000 paid by the Bank in 2014 to its 401k plan; (d) the aggregate number of shares allocated to Mr. Campbell’s ESOP account for the plan year 2014, the value of which was determined based on a $10.92 fair market value of Pilgrim Bancshares, Inc. stock as of December 31, 2014, of $8,409; and (e) $42,875 contributed by the Bank to Mr. Campbell under the Supplemental Executive Retirement Plan, established on October 10, 2014. See “Benefit Plans” for additional information regarding (c), (d), and (e) above.
(3)	These amounts represent (a) contributions to the 401(k) plan for 2014 and for Mr. McCourt were $7,364; and for Ms. MacIntyre were $6,400 and (b) represents the aggregate number of shares allocated to the Named Executive Officer’s ESOP account for the plan year 2014, the value of which was determined based on a $10.92 fair market value of Pilgrim Bancshares, Inc. stock as of December 31, 2014, and for Mr. McCourt were $4,834; and for Ms. MacIntyre were $4,192.

Employment and Change in Control Agreements

Employment Agreement with Francis E. Campbell. On October 10, 2014, Pilgrim Bank entered into an employment agreement with Mr. Campbell. The employment agreement has an initial term of three years. At least 60 days prior to the anniversary date of the agreement, the disinterested members of the Board of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, Mr. Campbell must be notified, in writing, of the non-renewal at least 30 days, but not more than 60 days, prior to such date.

15

The employment agreement provides Mr. Campbell with a base salary, which is currently $245,000. The base salary may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, Mr. Campbell is entitled to participate in any bonus programs and benefit plans that are made available to management employees, and will be reimbursed for all reasonable business expenses incurred. Mr. Campbell is eligible to receive a car allowance of $750 per month, a health club membership of $60 per month and a golf club membership, the cost of which shall not exceed $4,200 per year.

In the event of Mr. Campbell’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” he will receive a severance payment equal two times his highest annual rate of base salary payable during the calendar year of his date of termination or any of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Campbell’s date of termination. In addition, Mr. Campbell will be entitled receive from Pilgrim Bank continued life insurance and non-taxable medical and dental insurance coverage under the same cost-sharing arrangements that apply for active employees of Pilgrim Bank. Such coverage will cease upon the earlier of: (i) the date which is two years after Mr. Campbell’s date of termination or (ii) the date on which Mr. Campbell receives substantially similar benefits from another employer. For purposes of the employment agreement, “good reason” is defined as: (i) a material reduction in base salary or benefits (other than reduction by Pilgrim Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in Mr. Campbell’s duties or responsibilities; (iii) a relocation of Mr. Campbell’s principal place of employment by more than 25 miles from Pilgrim Bank’s main office location; or (iv) a material breach of the employment agreement by Pilgrim Bank.

If Mr. Campbell’s involuntary termination of employment other than for cause, disability or death or voluntary resignation for “good reason” occurs on or after the effective date of a change in control of Pilgrim Bancshares, Inc. or Pilgrim Bank, he would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times his highest annual rate of base salary payable during the calendar year of his date of termination or either of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Campbell’s date of termination. In addition, Mr. Campbell would be entitled, at no expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is three years after his date of termination or (ii) the date on which he receives substantially similar benefits from another employer.

In addition, should Mr. Campbell become disabled, he will be entitled to disability benefits, if any, provided under a long-term disability plan sponsored by Pilgrim Bank. In the event of Mr. Campbell’s death while employed, his beneficiaries will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year thereafter.

Upon any termination of employment that would entitle Mr. Campbell to a severance payment (other than a termination in connection with a change in control), Mr. Campbell will be required to adhere to one-year non-competition and non-solicitation covenants.

16

Change in Control Agreements with Christopher G. McCourt and Joan A. MacIntyre. On October 10, 2014, Pilgrim Bank entered into change in control agreements with Mr. McCourt and Ms. MacIntyre. The agreements have an initial term of two years. At least 60 days prior to the anniversary date of the agreements, the disinterested members of the Board of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional year or determine not to extend the term of the agreement. If the Board of Directors determines not to extend the term, the executive must be notified, in writing, of the non-renewal at least 30 days, but not more than 60 days, prior to such date.

In the event of the executive’s involuntary termination of employment other than for cause, disability or death, or voluntary resignation for “good reason” on or after the effective date of a change in control of Pilgrim Bancshares, Inc. or Pilgrim Bank, the executive would be entitled to a severance payment equal to two times his or her highest annual rate of base salary payable during the calendar year of the executive’s date of termination or either of the two calendar years immediately preceding his or her date of termination. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive would be entitled to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is two years after his or her date of termination or (ii) the date on which the executive receives substantially similar benefits from another employer.

Notwithstanding the foregoing, the payments required under the agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code. For purposes of the change in control agreements, “good reason” is defined as: (i) a material reduction in the executive’s base salary or benefits (other than reduction by Pilgrim Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in the executive’s duties or responsibilities; (iii) a relocation of the executive’s principal place of employment by more than 25 miles from Pilgrim Bank’s main office location; or (iv) a material breach of the agreements by Pilgrim Bank.

Bonus Program

Discretionary Bonus. Bonus amounts for Mr. Campbell have historically been determined on a discretionary basis by the Board of Directors following a review of performance of both Pilgrim Bank and Mr. Campbell. In 2014, Bank-wide performance objectives focused on growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance. Mr. Campbell’s individual-based performance objectives were based on his responsibilities and contributions to Pilgrim Bank’s successful operation. Based on the foregoing, for the year ended December 31, 2014, Mr. Campbell earned a bonus of $35,000.

For other executives, including Mr. McCourt and Ms. MacIntyre, each year Pilgrim Bank establishes a discretionary bonus pool equal to a percentage of Pilgrim Bank’s earnings during its fiscal year at a rate set by the Board. The percentage amount is determined based on Pilgrim Bank’s adjusted return on assets, also approved by the Board, during the same fiscal year of Pilgrim Bank. The allocation of the bonus pool to the employees of the Bank, including the named executives other than Mr. Campbell, is determined on a discretionary basis by the President and Chief Executive Officer. Criteria used in determining the allocations include the executive’s responsibilities and contributions to Pilgrim Bank’s successful operation, seniority and base salary. Based on the foregoing, for the year ended December 31, 2014, Mr. McCourt and Ms. MacIntyre received a bonus of $12,000 and $10,000, respectively, in recognition of their performance and efforts.

17

Executive Annual Incentive Plan. Pilgrim Bank adopted the Pilgrim Bank Executive Annual Incentive Plan (the “AIP”) on October 10, 2014. Commencing on January 1, 2015, the AIP superseded and replaced the discretionary bonus arrangement described above and better align the interests of the executives of Pilgrim Bank with the overall performance of Pilgrim Bank and Pilgrim Bancshares, Inc.

Employees selected by the Compensation Committee, which includes the Named Executive Officers, will be eligible to participate in the plan. For each plan year (which is the calendar year), each participant will receive an award agreement, which will provide the annual bonus award amount, designated as a percentage of base salary, and the performance objectives that must be satisfied for the participant to receive the annual bonus award. The specific performance objectives will be determined annually by the Compensation Committee, but generally include objective performance targets on financial performance, growth, asset quality and risk management and subjective performance objectives, such as particular qualitative factors for the participant, based on his or her duties to Pilgrim Bank. Each performance objective will specify level of achievements at “threshold,” “target” and “maximum” levels and will be weighted by priority as a percentage of the total annual bonus award payable to the participant.

The annual bonus award will be payable to each participant in a cash lump sum within 2.5 months following the end of each plan year, to the extent the performance objectives are determined to be satisfied by the Compensation Committee.

No awards were made to the Named Executive Officers under the AIP for the year ended December 31, 2014.

Benefit Plans

401(k) Plan. Pilgrim Bank is a participating employer in the Cooperative Banks Employees Retirement Association (CBERA) 401(k) Plan, which is a multiple employer tax-qualified profit sharing plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All employees who have attained age 21 and have completed three months of employment during which they worked at least 250 hours are eligible to participate in the 401(k) Plan.

A participant may contribute up to 75% of his or her compensation to the 401(k) Plan on a pre-tax and after-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2014, the pre-tax deferral contribution limit is $17,500 provided, however, that a participant over age 50 may contribute, on a pre-tax basis, an additional $5,500 to the 401(k) Plan. In addition to salary deferral contributions, the 401(k) Plan provides that Pilgrim Bank will make a matching contribution to each participant’s account equal to 100% of the participant’s contribution, up to 5% of the participant’s pre-tax and after-tax contributions. A participant is always 100% vested in his or her salary deferral contributions. However, a participant will become 100% vested in his or her employer matching contributions after three years of vesting service (which is a three-year cliff vesting schedule). The 401(k) Plan permits a participant to direct the investment of his or her own account into various investment options available under the 401(k) Plan.

Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement, age 59½ (while employed with Pilgrim Bank), death, disability or termination of employment, and elect for the distribution to be paid in the form of a lump sum, annuity or installment payments.

Defined Benefit Plan. Pilgrim Bank is a participating employer in the Cooperative Banks Employees Retirement Association (CBERA) Defined Benefit Plan, which is a multiple employer tax-qualified defined benefit pension plan (the “Defined Benefit Plan”). On April 30, 2014, Pilgrim Bank froze the Defined Benefit Plan such that no benefits will continue to accrue under, and no new participants are eligible to participate in, the Defined Benefit Plan.

18

Employee Stock Ownership Plan. On January 1, 2014, Pilgrim Bank adopted the Pilgrim Bank Employee Stock Ownership Plan (the “ESOP”) for eligible employees. Employees of Pilgrim Bank or any subsidiary of Pilgrim Bank who have attained age 21 and have completed 1,000 hours of service in a twelve month period on or prior to the closing date of the of the conversion of the Conahasset Bancshares, MHC from the mutual to stock form of organization and related stock offering (the “conversion”) began participation in the ESOP retroactively, as of January 1, 2014, the plan’s effective date. All other employees will become eligible to enter the plan on the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

On October 10, 2014, the ESOP trustee purchased, on behalf of the ESOP, 179,807 shares of Pilgrim Bancshares, Inc. common stock issued in a public stock offering in connection with the conversion. The ESOP funded its stock purchase with a loan from Pilgrim Bancshares, Inc. equal to $1,798,070, which represented the aggregate purchase price of the common stock. The loan is repaid principally through Pilgrim Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over a 30-year term of the loan. The interest rate for the ESOP loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account. Shares are released from the suspense account on a pro-rata basis as the loan is repaid. The trustee allocates the shares released among the participants’ accounts on the basis of each participant’s proportional share of compensation relative to all participants. Participants vest in their benefit at a rate of 20% per year, beginning after the completion of their second year of service, such that the participants will be 100% vested upon completion of six years of credited services. Participants who were employed by Pilgrim Bank immediately prior to the effective date of the conversion received credit for vesting purposes for their years of service prior to adoption of the ESOP. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants receive distributions from the ESOP upon severance from employment. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Supplemental Executive Retirement Plan. On October 10, 2014, Pilgrim Bank adopted the Pilgrim Bank Supplemental Executive Retirement Plan (the “SERP”). The SERP is a non-qualified retirement plan that provides supplemental retirement benefits to participants who are key employees. Each employee designated by the Compensation Committee is eligible to participate in the SERP, and will begin participation by entering into a participation agreement with Pilgrim Bank. Mr. Campbell is currently the only participant in the SERP.

19

Under the SERP, Pilgrim Bank must establish a bookkeeping account on behalf of each participant. At the end of each plan year, Pilgrim Bank will contribute a fixed dollar amount to the participant’s account equal to a percentage of the participant’s base salary (the “annual contribution”). Mr. Campbell’s annual contribution is equal to 17.5% of his base salary. Pilgrim Bank may also provide a discretionary contribution to a participant’s account. The participant’s account earns interest each year at the Five Year Treasury Rate in effect on the first business day of each plan year, plus 100 basis points. Each participant will vest in his or her account balance in accordance with the vesting schedule provided in the participation agreement. For Mr. Campbell, he will become 100% vested in his account balance upon the completion of three years of service commencing on January 1, 2014. However, the participant’s account balance will become 100% vested in the event of his or her attainment of the benefit age set forth in the participation agreement, death, disability or involuntary or constructive termination of employment without cause following a change in control of Pilgrim Bank or Pilgrim Bancshares, Inc.

The participant’s vested account balance is distributed upon the earlier of the participant’s: (i) attainment of the benefit age; (ii) death; (iii) disability; or (iv) termination of employment without cause, and will be payable in a cash lump sum. With regards to payment upon attainment of the benefit age or termination of employment, the participant can elect for the benefit to be payable in equal annual installments not to exceed 10 years prior to his or her initial entry into the SERP.

In the event of the participant’s involuntary or constructive termination of employment without cause within two years following a change in control, the participant’s account will be increased by an amount equal to three annual contributions, calculated based on the most recent annual contribution made to the participant’s account (or the number of additional annual contributions that would have been made prior to the attainment of the participant’s benefit age, if less), based on the participant’s highest annual rate of base salary payable during the calendar year of the change in control or the calendar year immediately preceding the change in control. If a participant receives a benefit under the SERP (other than in connection with a change in control), the participant will be required to adhere to one-year non-competition and non-solicitation covenants.

Director Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2014.

Director Compensation
Name	Fees Earned or Paid in Cash ($)	All Other Compensation(1) ($)	Total ($)
Melissa J. Browne	26,825	—	26,825
J. Michael Buckley	23,775	—	23,775
Steven T. Golden	16,450	—	16,450
Ronald H. Goodwin	18,825	—	18,825
Mary E. Granville	23,325	—	23,325
Charles J. Humphrey	18,175	—	18,175
Brian W. Noonan	23,175	—	23,175
Joseph P. Reilly	23,775	—	23,775

(1)	No director received any perquisites or benefits, in the aggregate, that was equal to or greater than $10,000.

Director Fees

Directors of the Bank received fees per board and committee meetings attended for the year ended December 31, 2014. Each director was paid $800 for each board meeting attended. Each member of a committee of the Board of Directors received $650 for each committee meeting attended. No fees were paid to a director who is also an employee of the Bank. In addition, Pilgrim Bancshares, Inc. paid each director an additional annual retainer of $2,500, prorated in 2014 based on the formation and approval of the holding company, except that the Vice Chairman received an annual retainer of $7,200, also prorated for 2014.

20

Transactions With Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Pilgrim Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Pilgrim Bank, and not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2014, all of our loans to directors and executive officers were in compliance with such federal regulations. In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of our loans to our executive officers and directors and their related entities was $693,000 at December 31, 2014. As of December 31, 2014, these loans were performing according to their original terms.

Other Transactions. Since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Auditors

The Company was notified that Shatswell, MacLeod & Company, P. C. (“Shatswell”), the Company’s prior independent registered public accounting firm, combined its audit practice (the “Merger”) with Baker Newman & Noyes, P. A., LLC (“BNN”). As a result of the Merger, effective August 17, 2015, Shatswell resigned as the Company’s independent registered public accounting firm and BNN, as the successor to Shatswell following the Merger, was engaged as the Company’s independent registered public accounting firm. The Company’s Audit Committee was notified of the Merger and the effective resignation of Shatswell and approved the engagement of BNN.

During the years ended December 31, 2014 and 2013, and the subsequent interim period prior to the engagement of BNN, the Company did not consult with BNN regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by BNN on the Company’s financial statements, BNN did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and the Company did not consult with BNN regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

21

The reports of Shatswell on the financial statements of the Company for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2014 and 2013 and reviews of the Company’s financial statements through August 17, 2015, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shatswell, would have caused them to make reference thereto in their reports, and there have been no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Shatswell with a copy of this disclosure prior to its filing with the Securities and Exchange Commission on a Current Report on Form 8-K and requested that Shatswell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 17, 2015, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed on August 17, 2015.

Ratification of Auditors

The Audit Committee of the Company’s Board of Directors has approved the engagement of BNN to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BNN for the year ending December 31, 2015. A representative of BNN is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees.   The aggregate fees billed for professional services rendered by BNN and Shatswell for the audit of the Company’s annual financial statements for 2014 and 2013 were $78,000 and $49,900, respectively.

Audit-Related Fees.   Fees billed for professional services rendered by BNN and Shatswell that were reasonably related to the performance of the audits described above were $224,200 and $0 for 2014 and 2013, respectively. The audit-related fees for 2014 include fees incurred in connection with the Company’s initial stock offering, including review of the SEC registration statement filed in connection therewith and review of the Company’s Forms 10-Q and 10-K.

Tax Fees.   The aggregate fees billed for professional services by BNN and Shatswell for tax services were $18,500 and $7,100 for 2014 and 2013, respectively.

All Other Fees.   The aggregate fees billed for professional services by BNN and Shatswell, which related to Bank Secrecy Act and Unlawful Gambling Act compliance, were $6,400 and $6,100 for 2014 and 2013, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2014 and 2013.

22

The Audit Committee has considered whether the provision of non-audit services by BNN, relating primarily to tax services, is compatible with maintaining the independence of BNN. The Audit Committee concluded that performing such services would not affect the independence of BNN in performing its function as auditor of the Company.

In order to ratify the selection of BNN as the independent registered public accounting firm for 2015, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of BNN as independent registered public accounting firm for 2015.

PROPOSAL III – APPROVAL OF THE PILGRIM BANCSHARES, INC. 2015

EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”), to provide officers, employees and directors of the Company and Pilgrim Bank with additional incentives to promote the growth and performance of the Company and Pilgrim Bank. Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2015 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2015 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Pilgrim Bancshares, Inc.

The following is a summary of the material features of the 2015 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2015 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2015 Equity Incentive Plan, the terms of the 2015 Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the 2015 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 314,661 shares of Pilgrim Bancshares, Inc. common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Pilgrim Bancshares, Inc. common stock that may be issued under the 2015 Equity Incentive Plan pursuant to the exercise of stock options is 224,758 shares, and the maximum number of shares of Pilgrim Bancshares, Inc. common stock that may be issued as restricted stock awards or restricted stock units is 89,903 shares. These amounts represent 10% and 4%, respectively, of the shares of the Company’s common stock that were issued in our initial public offering on October 10, 2014 in connection with the mutual to stock conversion of Conahasset Bancshares, MHC, the former mutual holding company of Pilgrim Bank.

23

The 2015 Equity Incentive Plan will be administered by the members of Pilgrim Bancshares, Inc.’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2015 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2015 Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2015 Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the 2015 Equity Incentive Plan and any award agreement. The 2015 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and directors of Pilgrim Bancshares, Inc. or its subsidiaries are eligible to receive awards under the 2015 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2015 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2015 Equity Incentive Plan means the final sales price of Pilgrim Bancshares, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if Pilgrim Bancshares, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Pilgrim Bancshares, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

24

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2015 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2015 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Prohibition Against Repricing of Options. The 2015 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the 2015 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2015 Equity Incentive Plan upon the participant’s death.

Limitation on Awards Under the 2015 Equity Incentive Plan

The following limits apply to awards under the 2015 Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the 2015 Equity Incentive Plan is 314,661 shares, of which up to 224,758 shares of common stock may be delivered pursuant to the exercise of stock options and 89,903 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options is 56,189 shares and 22,475 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 11,237 shares and 4,495 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

25

•	The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 67,427 shares and 26,970 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

In the event of a corporate transaction involving the stock of Pilgrim Bancshares, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options. In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for Pilgrim Bancshares, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or other executive officers named in the summary compensation table of Pilgrim Bancshares, Inc.’s annual proxy statement (excluding any officer who is listed on the summary compensation table due to serving as the principal financial officer of Pilgrim Bancshares, Inc.). However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2014 Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing performance measures. Performance measures may be based on the performance of Pilgrim Bancshares, Inc. as a whole or of any one or more subsidiaries or business units of Pilgrim Bancshares, Inc.. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures after they have been set, but with respect to awards intended to qualify under Section 162(m) of the Internal Revenue Code, only to the extent the adjustment has a negative impact on the participant’s achievement of one or more performance measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be qualified performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

26

Vesting of Awards

The Committee shall specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2015 Equity Incentive Plan, other than performance awards, shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting no earlier than one year after the date of grant of the award. If the vesting of an award under the 2015 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2015 Equity Incentive Plan, except with respect to the deemed satisfaction of any performance conditions on a change in control, no award granted under the 2015 Equity Incentive Plan will vest in less than one year from the date of grant, unless due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control, or at the discretion of the Committee at any time after the first anniversary of the date of grant of an award.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units shall become fully earned and vested immediately. In the event of a change in control, any performance measure attached to a performance award under the 2015 Equity Incentive plan shall be deemed satisfied as of the date of the change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2015 Equity Incentive Plan or any award granted under the 2015 Equity Incentive Plan, provided that, except as provided in the 2015 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2015 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2015 Equity Incentive Plan (other than as provided in the 2015 Equity Incentive Plan), or materially modify the requirements for participation in the 2015 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2015 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2015 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2015 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Pilgrim Bancshares, Inc.

27

Duration of Plan

The 2015 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2015 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2015 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2015 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2015 Equity Incentive Plan. However, any termination of the 2015 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2015 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Pilgrim Bancshares, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Pilgrim Bancshares, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

28

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Pilgrim Bancshares, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Pilgrim Bancshares, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Pilgrim Bancshares, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Pilgrim Bancshares, Inc.. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2015 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Pilgrim Bancshares, Inc. related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Pilgrim Bancshares, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table of Pilgrim Bancshares, Inc.’s annual proxy statement (excluding any officer who is listed due to serving as principal financial officer of Pilgrim Bancshares, Inc.) (“covered employees”), unless the compensation is “qualified performance-based compensation.” “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Pilgrim Bancshares, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Stock options available for award under the 2015 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

29

In the case of awards granted to a covered employee that are not “qualified performance-based compensation” and are distributed after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The 2015 Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards and restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. The Committee may take these deduction limits into account in setting the size and the terms and conditions of awards, and may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2015 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2015 Equity Incentive Plan. Pilgrim Bancshares, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the 205 Equity Incentive Plan. If the 2015 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Clawback Policy

Awards granted under the 2015 Equity Incentive Plan are subject to the Company’s clawback policy. The clawback policy would allow the Company to recover equity awards granted under the 2015 Equity Incentive Plan to any executive officer (as defined under federal securities laws) during the three-year period preceding the date on which Pilgrim Bancshares, Inc. is required to prepare an accounting restatement based on erroneous data, subject to the Committee’s determination that amount of awards granted to the executive officers would have been less had it been calculated based on such restated financial statements.

30

Equity Retention Policy

Unless the Committee provides otherwise, shares received under the 2015 Equity Incentive Plan must be held at least one year following the exercise date (with respect to stock options) or the vesting date (with respect to restricted stock and restricted stock units), provided, however, that such requirement will not apply to the disposition of stock to pay the exercise price of any stock option or to satisfy any tax obligations related to the award.

Required Vote and Recommendation of the Board

In order to approve the 2015 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the approval of the 2015 EQUITY INCENTIVE Plan.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2016 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 40 South Main Street, Cohasset, Massachusetts, no later than July 27, 2016. If the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2015 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and Maryland corporation law.

The 2016 annual meeting of stockholders is expected to be held in May 2016, which is more than 30 days prior to the anniversary date of the 2015 annual meeting. Accordingly, for the 2016 annual meeting of stockholders, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice also shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

31

The 2016 annual meeting of stockholders is expected to be held in May 2016, which is more than 30 days prior to the anniversary date of the 2015 annual meeting. Accordingly, for the 2016 annual meeting of stockholders, the notice would have to be received not later than the tenth day following the day on which public disclosure of the date of such meeting is first made.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation. We have retained Georgeson Inc. to assist us in soliciting proxies, and have agreed to pay Georgeson Inc. a fee of $5,000 plus reasonable expenses for these services.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on http://www.cfpproxy.com/PLRM.

THE COMPANY’S 2014 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 40 SOUTH MAIN STREET, COHASSET, MASSACHUSETTS 02025, ATTENTION: CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

Edward T. Mulvey
Corporate Secretary

Cohasset, Massachusetts
October 13, 2015

32

Appendix A

PILGRIM BANCSHARES, INC.

2015 Equity Incentive Plan

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term.  The purpose of the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Pilgrim Bancshares, Inc. (the “Company”), and its Subsidiaries, including Pilgrim Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3           Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1           General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

A-1

(b)           Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)           Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)          Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2           Stock Options.

(a)           Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

Section 2.3           Restricted Stock.

(a)           Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

A-2

The Stock evidenced hereby is subject to the terms of an Award Agreement with Pilgrim Bancshares, Inc. dated [Date], made pursuant to the terms of the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan, copies of which are on file at the executive offices of Pilgrim Bancshares, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions.         Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)           Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participants. Notwithstanding the foregoing, unless the Committee determines otherwise, no dividends shall be distributed with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Based on the foregoing, if the distribution of cash dividends declared with respect to shares of Stock subject to the Restricted Stock Awards are delayed, the cash dividends declared will be deferred and distributed to the Participants within two and one-half months following the date on which the Restricted Stock Award vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)           Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)          Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4            Restricted Stock Units.

(a)          Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

A-3

(b)          Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)            A Restricted Stock Unit shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)             The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)             Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)             A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5           Performance Awards. The vesting of any Restricted Stock Award or a Restricted Stock Unit that is intended to be performance-based compensation (also referred to as “Performance Awards”) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

A-4

(a)          Performance Measures.  If intended to be qualified performance-based compensation pursuant to Code Section 162(m), such performance measures must be based on any one or more of the following:

(i)          book value or tangible book value per share;

(ii)         basic earnings per share;

(iii)        basic cash earnings per share;

(iv)        diluted earnings per share;

(v)         diluted cash earnings per share;

(vi)        return on equity;

(vii)       net income or net income before taxes;

(viii)      cash earnings;

(ix)         net interest income;

(x)          non-interest income;

(xi)          non-interest expense to average assets ratio;

(xii)        cash general and administrative expense to average assets ratio;

(xiii)       efficiency ratio;

(xiv)      cash efficiency ratio;

(xv)       return on average assets;

(xvi)      cash return on average assets;

(xvii)     return on average stockholders’ equity;

(xviii)    cash return on average stockholders’ equity;

(xix)       return on average tangible stockholders’ equity;

(xx)        cash return on average tangible stockholders’ equity;

(xxi)       core earnings;

(xxii)      operating income;

(xxiii)     operating efficiency ratio;

(xxiv)    net interest rate margin or net interest rate spread;

(xxv)     growth in assets, loans, or deposits;

A-5

(xxvi)    loan production volume;

(xxvii)   non-performing loans;

(xxviii)    cash flow;

(xxix)       strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)         any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)          Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be qualified performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)          Treatment on Retirement. Notwithstanding anything herein to the contrary, no Performance Awards that are intended to be considered qualified performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

A-6

Section 2.6           Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, no Award granted under the Plan shall vest in less than one year from the date of grant unless due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.          Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement or severance arrangement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

A-7

(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)          Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 314,661 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 224,758 shares of Stock, which represents 10% of the number of shares of Company common stock sold in connection with the mutual-to-conversion of Conahasset Bancshares, MHC (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 89,903 shares of Stock, which represents 4% of the number shares of Company common stock sold in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)          Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of shares of Stock issued rather than by the net number of shares of Stock issued.

Section 3.3           Individual Share Limitations.

(a)          Stock Options to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee pursuant to this Section 3.3 during any calendar year shall be 56,189, which is subject to adjustment pursuant to Section 3.4. Such maximum amounts represent twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

A-8

(b)          Restricted Stock Awards and Restricted Stock Units to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee pursuant to this Section 3.3 during any calendar year shall be 22,475, which is subject to adjustment pursuant to Section 3.4. Such maximum amounts represent twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards and Restricted Stock Units under Section 3.2.

(c)          Stock Options – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the Plan shall be 11,237, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 67,427, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(d)          Restricted Stock Awards and Restricted Stock Units – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be 4,495, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 26,970, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(d)          The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4           Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “qualified performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

A-9

(b)          Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)          At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination following a Change in Control.

(b)          At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2           Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

A-10

(b)          Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1           Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. Members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards issued with performance-based vesting conditions , to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

A-11

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5           Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1           General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may: (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4; or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.

A-12

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment or service, and selection as a Participant will not give any Participant the right to be retained in the employ of, or provided services to, the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2           Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this subparagraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3           Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

A-13

Section 7.4           Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5           Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

A-14

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Massachusetts, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

A-15

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18         Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19         Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20         Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.21         Equity Retention Policy. Unless the Committee provides otherwise, shares received upon the exercise of a Stock Option must be held by the Participant for at least one year following the exercise date, provided, however, that such requirement shall not apply to the disposition of Stock to pay the Exercise Price or to satisfy any tax obligations related to the exercise of the Stock Option.

Unless the Committee provides otherwise, Restricted Stock Awards, Restricted Stock Units and Performance Share Awards must be held by the Participant for at least one year following the vesting date of the Award, provided, however, that such requirement shall not apply to the disposition of Stock to satisfy any tax obligations related to the vesting of the Award.

A-16

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)          “Board” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)          “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)          “Committee” means the Committee acting under Article 5.

(j)          “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan, or in the absence of a long-term disability plan, in accordance with Code Section 409A. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

A-17

(m)          “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)          “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)          “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)          “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)          “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)          a material diminution in Participant’s base compensation;

(ii)         a material diminution in Participant’s authority, duties or responsibilities;

(iii)         a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace on the date of this Agreement; or

A-18

(iv)        in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u)          “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(v)         “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)          “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)         “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)         “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)         “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)         “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee)         “SEC” means the United States Securities and Exchange Commission.

(ff)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

A-19

(gg)         “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)         “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)         “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)          The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)         The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

A-20

(v)         With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          “indications of time of day mean Eastern Time;

(f)          “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

A-21

REVOCABLE PROXY

PILGRIM BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 24, 2015

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Pilgrim Bancshares, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Red Lion Inn, located at 71 South Main Street, Cohasset, Massachusetts at 1:00 p.m., Eastern time on Tuesday, November 24, 2015. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHELD	FOR ALL EXCEPT

1.	The election as directors of the nominees listed below each to serve for a three-year term.	☐	☐	☐

Steven T. Golden
Ronald H. Goodwin
Mary E. Granville

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Baker Newman & Noyes, P. A., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	The approval of the Pilgrim Bancshares, Inc. 2015 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated October 13, 2015 and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.